Exhibit 10.20

Confidential Treatment Requested by LinkedIn Corporation

2011 EXECUTIVE BONUS COMPENSATION PLAN

•	Bonus pool is funded by achievement of corporate plan, with pro-rata payment for achievement between 50% and 150%.

•	Payout to eligible executives will be based 50% on Corporate Component and 50% on Individual Performance Component.

•	Individual performance will be measured by CEO evaluation of executive’s demonstration of Leadership, Leverage and Results

•	Maximum plan funding is 150% of target, but individual bonus awards can exceed 150% of target with CEO discretion and with Board approval

Plan Funding and Corporate Component (50% of Target Bonus)1

Corporate Plan	Plan Weight	50% Payout if results above following but below plan/target			100% Payout Target			150% Payout Target
Revenue	20%	$	[***	]	$	[***	]	$	[***	]
Members	20%		[***	]		[***	]		[***	]
Internal Uniques[2]	20%		[***	]		[***	]		[***	]
Page views	20%		[***	]		[***	]		[***	]
EBITDA	20%		[***	]	$	[***	]	$	[***	]

Individual Performance Component (50% of Target Bonus)

Based on CEO evaluation of executive’s performance relative to Leadership, Leverage and Results:

•	Leadership: Ability to inspire others to achieve shared objectives and uphold our culture and values

•	Leverage: Specific measures of productivity

•	Results: Span of control, scope of responsibility and overall contribution to achievement of corporate goals.

[1]	Will be funded based on % of overall Corporate Component achievement (e.g. if Corp Component funded at 90% then individual Component would be funded at 90% of 50%, or 45% of target bonus).
[2]	Q4 average Internal Uniques

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.